Related Amortization Expense of Purchase Accounting Intangible Assets (Detail) $ in Thousands	Dec. 31, 2016 USD ($)
Aggregate amortization expense for the year ended December 31:
2014	$ 387
2015	399
2016	383
Estimated amortization expense for the year ending December 31:
2017	331
2018	331
2019	331
2020	331
2021	261
Thereafter	147
Net Carrying Amount, Core deposits	$ 1,732